FINANCIAL LEASE RECEIVABLES - Components of the net investment in financial lease receivables (Details) - Financial Lease Receivable - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Total minimum lease payments to be received	¥ 146,006	¥ 303,273
Less: allowance for uncollectibles	(23,157)	(6,890)
Net minimum lease payments receivable	122,849	296,383
Less: unearned income	(1,029)	(1,872)
Net investment in direct financing and sales-type leases	¥ 121,820	¥ 294,511